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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                          Date of Report: May 28, 1996



                                 STAODYN, INC.
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             (Exact name of Registrant as specified in its charter)


        Delaware                    0-8350                 84-0684224
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    (State or other              (Commission              (IRS Employer
    jurisdiction of              file number)          Identification No.)
    incorporation)


1225 Ken Pratt Boulevard, Longmont, Colorado                  80501
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(Address of principal executive offices)                    (Zip Code)


                                    (303) 772-3631
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             (Registrant's telephone number, including area code)



                                 Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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       On May 28, 1996, the Registrant announced that John R. South had been elected President and Chief Executive Officer effective June 1, 1996. A copy of the Company's Press Release relating to this action is attached.

       W. Bayne Gibson, formerly Chairman, President and CEO of Staodyn, will remain as Chairman of the Board.



                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         STAODYN, INC.


                         By: /s/ MICHAEL J. NEWMAN
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                             Michael J. Newman
                             Vice President - Finance & Administration



Dated:  May 28, 1996